Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure of commitments [text block] [Abstract]
COMMITMENTS AND CONTINGENCIES
25.	COMMITMENTS AND CONTINGENCIES

As of the date of the consolidated financial statements, the Group is contingently liable for the following:

■	Letters of Credit amounting to USD 7,994 thousand to the order of reinsurance companies for collateralizing insurance contract liabilities in accordance with the reinsurance arrangements (31 December 2019: USD 7,993 thousand).

■	Letter of Guarantee amounting to USD 321 thousand to the order of Friends Provident Life Assurance Limited for collateralizing a rent payment obligation in one of the Group entity’s office premises (31 December 2019: USD 319 thousand).

Litigation

The Group is currently engaged in an arbitration proceeding with certain reinsurers represented by an underwriting agent (“agent”) with respect to certain matters related to the Group’s outward reinsurance programme for the years 2012 to 2017.

The Group commenced the arbitration proceeding with the agent for these reinsurers after they failed to make payment of approximately USD 5.7 million which the Group believes is due from them (based on figures as at 30 June 2019). As at 31 December 2020, the Group is seeking to recover approximately USD 15.3 million from the reinsurers, plus interest and legal costs. In response, the agent alleges that certain matters were not adequately disclosed and is seeking to void the policies. The Group believes that the allegations are without merit and will vigorously defend itself in this matter, and the arbitration hearing is scheduled for April 2021. Accordingly, no provision for any liability has been made in these financial statements.

Were the policies in question to be voided, approximately USD 34.6 million of premiums paid by the Group to the reinsurers would be returned to the Group, and the Group would similarly return approximately USD 29.6 million of claims previously paid by the reinsurers and would not collect a further USD 15.3 million which the Group believes is due from the reinsurers as at 31 December 2020. In addition, the Group would be unable to make further recoveries under the policies in respect of claims it is yet to pay and/or claims that have not yet been, but may eventually be made under the affected policies and would not be required to pay any further premiums to the reinsurers.